Exhibit 32.1

Certification

of

Chief Executive Officer

Pursuant to 18 U.S.C. 1350

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Peter D. Kinnear, Chairman, President and Chief Executive Officer of FMC Technologies, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Annual Report on Form 10-K of the Company for the year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2009

/S/ PETER D. KINNEAR
Peter D. Kinnear Chairman, President and Chief Executive Officer (Principal Executive Officer)